UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-8216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Joseph B. Kittredge, Jr., Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: January 31

Date of reporting period: February 1, 2004 – January 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

PIMCO

PIMCO STRATEGIC GLOBAL

    GOVERNMENT FUND, INC.

ANNUAL REPORT
January 31, 2005

2005

Chairman’s Letter

For the 12-month reporting period ended January 31, 2005, the PIMCO Strategic Global Government Fund, Inc. (the “Fund”) returned 13.36% based on its NYSE share price and 5.47% based on its net asset value. The Lehman Brothers Intermediate Aggregate Bond Index, the Fund’s benchmark, returned 3.42% for the same period. The Fund’s net assets stood at $399.2 million on January 31, 2005, the Fund’s fiscal year end.

The Fund’s long-term performance continued to be strong, as the Fund posted annualized returns of 12.90% based on its NYSE share price and 9.19% based on its net asset value for the ten-year period ended January 31, 2005. The Fund outperformed the Lehman Index return of 7.17% for the ten-year period. Since PIMCO assumed responsibility for managing the portfolio on February 8, 2002, the Fund has achieved annualized returns of 15.33% based on its NYSE share price and 8.40% based on its net asset value, while the benchmark returned 5.37% on an annualized basis during this same period.

All major fixed income sectors posted gains in fourth quarter 2004, when bonds showed late year strength. The 3.42% gain of the Lehman Brothers Intermediate Aggregate Bond Index for the 12-month reporting period came against several major headwinds. The headwinds included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions at the beginning of the year that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004 when the federal funds rate was 1.00%. Since then, the central bank has raised the rate five times for a total increase of 1.25%, leaving the federal funds rate at 2.25% as of January 31, 2005. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on short and intermediate maturity Treasuries increased for the 12-month reporting period. Yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The yield on the benchmark ten-year Treasury was 4.13% at fiscal year ended January 31, 2005, which was virtually the same level as when the period began on February 1, 2004. The relatively steep two to ten-year portion of the yield curve flattened during the period. The difference between yields on securities maturing in two years versus ten years narrowed from 2.31% at January 31, 2004 to 0.85% by January 31, 2005. Despite the flattening of the yield curve, the Fund was able to maintain an uninterrupted and constant dividend throughout the 12-month period.

On the following pages you will find details as to the Fund’s portfolio and total return investment performance, including PIMCO’s discussion of the main factors that affected performance during the one-year reporting period.

We always value the trust you have placed in us, and we will continue to work hard to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your account manager or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit the website maintained for the Fund at www.rcsfund.com.

Sincerely,

Brent R. Harris

Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.

February 28, 2005

January 31, 2005  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  1

Important Information About the Fund

Background and Investment Objective

The PIMCO Strategic Global Government Fund, Inc. is a closed-end bond fund which trades on the New York Stock Exchange under the ticker symbol “RCS”. Formed in 1994, the primary investment objective of the Fund is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, RCS seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. PIMCO assumed responsibility as portfolio manager of the Fund on February 8, 2002.

Primary Investments

The Fund attempts to achieve its investment objective by investing primarily in a portfolio of investment grade fixed income securities of the United States and other countries. The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in government securities. “Government securities” includes bonds issued or guaranteed by the U.S. or foreign governments (including states, provinces, cantons, and municipalities), by their agencies, authorities or instrumentalities, or by supranational entities, and synthetic instruments with economic characteristics similar to such securities. “Government securities” also include mortgage-backed securities issued or guaranteed by certain U.S. government agencies and government-sponsored enterprises (including Freddie Mac, Fannie Mae and Ginnie Mae). The Fund may invest up to 20% of its assets in below investment grade securities. The Fund may also invest up to 20% of its total assets in emerging market debt instruments.

Dividend Policy

The Fund currently pays a monthly dividend out of net investment income at a rate of $0.074 per share. The Fund may also pay a special dividend at the end of each calendar year in order to satisfy tax distribution rules applicable to closed-end bond funds.

Shareholders who wish to have their dividends reinvested may elect to do so through the Fund’s Dividend Reinvestment Plan described in this report beginning on page 22. Shareholders who hold their shares through a financial intermediary may or may not be able to participate in the Fund’s Dividend Reinvestment Plan and should consult with their financial intermediary to determine eligibility.

Risks of Making an Investment in the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that it is possible to lose money in an investment in the Fund. The past and current dividend rates are not assured, and because the Fund’s shares trade at market value on an exchange, the shares may trade at a discount or premium to the Fund’s net asset value (“NAV”). An investment in the Fund is not a deposit in a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Summary of Risks

The principal risks of the Fund include, but are not limited to:

•	Interest rate risk, including the risk that bond prices fall as interest rates rise

•	Yield curve flattening risk, including the risk of a decrease in the difference between short term interest rates and long term interest rates and the risk that financing costs exceed the returns from longer term investments purchased with borrowed funds

•	Market price versus NAV (discount risk), including the risk that the Fund’s shares may trade at a smaller premium or a larger discount from their NAV

•	Net investment income risk, including the risk that the Fund may not generate sufficient net income to meet the current monthly dividend rate

•	Duration risk, including the risk that investments with a longer final maturity may be more sensitive to interest rate changes than investments with a shorter final maturity

•	Derivative risk, including the risk of defaults by counterparties and the risk that a derivative performs differently from a direct investment in the instrument underlying the derivative

•	Small company risk, including the risk that securities issued by small companies may be less liquid than securities issued by larger companies

•	Non-U.S. security risk, including the risk that non-U.S. securities may present different risks (such as political, regulatory, accounting and tax risks) from similar securities issued by U.S. issuers

•	Credit and high yield security risk, including the risk that offerings of debt securities or derivatives may default and the risk that below investment grade bonds may be subject to higher default rates than investment grade bonds

•	Sector-specific risk, including the risk that certain sectors of the bond market may have different risk attributes from the bond market as a whole

•	Leverage risk, including the risk that certain other risks will be magnified when the Fund pursues leveraging strategies and the risk that investments in excess of capital may increase the volatility of returns

2  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2005

You should also refer to the Fund’s registration statement on Form N-2 for additional information on these and other risks of the Fund. You may review a copy of the Fund’s registration statement by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

In an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The Fund’s duration, a measure of the portfolio’s sensitivity to interest rate changes, was 3.45 years, compared to the duration of Lehman Brothers Intermediate Aggregate Bond Index which was 4.22 years, as of January 31, 2005. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. A Fund investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High yield bonds typically have a lower credit rating than other bonds. Lower rated bonds, such as certain of the Fund’s emerging market holdings, generally involve a greater risk to principal than higher rated bonds. As of January 31, 2005, the Fund’s holdings of high yield bonds was approximately 6% of its total investments. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Fund’s portfolio does not apply to the stability of the Fund.

The Fund’s investments in securities issued by certain U.S. Government Agencies or U.S. Government-Sponsored Enterprises, may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

The Fund invests in dollar rolls, a simultaneous agreement to sell a security held in the portfolio with a purchase of a similar, but not identical security at a future date at an agreed-upon price, which may create leveraging risk for the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so. Because leveraging tends to exaggerate the effect of any increase or decrease in the value of portfolio securities, leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

Sarbanes-Oxley Act and Other Information Available to Shareholders

On July 7, 2004, the Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information about how the Fund voted proxies relating to portfolio securities during the 12-month period ended January 31, 2005 is available without charge, upon request, by calling the Fund at 866-746-2606, visiting the website maintained for the Fund at http://www.rcsfund.com, and visiting the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund is available by calling the Fund at 866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Fund files complete schedule of its portfolio holdings with the SEC on Form N-Q for the first and third quarters each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Fund’s Form N-Q is available without charge, upon request, by calling the Fund at 866-746-2606 or visiting the website maintained for the Fund at http://www.rcsfund.com. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

January 31, 2005  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  3

PIMCO Strategic Global Government Fund, Inc. Performance Summary

NYSE Symbol:	Primary Investments:	Fund Inception Date:
RCS Objective: The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities.	Investment grade government securities of the United States and other countries, including mortgage-backed securities not backed by the full faith and credit of the relevant government. The Fund may invest up to 20% of total assets in emerging market debt instruments.	02/24/1994 Total Net Assets: $399.2 million as of January 31, 2005 Portfolio Managers: Pasi Hamalainen Dan Ivascyn

INVESTMENT PERFORMANCE (Net of fees and expenses.) For the period ended January 31, 2005

	1 Year	5 Years	10 Years	Since Inception 2/24/1994
NYSE Market Value (Average Annual Return)	13.36%	17.35%	12.90%	9.84%
Net Asset Value (“NAV”) (Average Annual Return)	5.47%	10.33%	9.19%	7.64%
Lehman Brothers Intermediate Aggregate Bond Index	3.42%	7.43%	7.17%	—

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.rcsfund.com or by calling (866) 746-2606.

SECTOR BREAKDOWN‡
U.S. Government Agencies*	73.7%
Private Mortgage-Backed Securities	10.7%
Sovereign Issues	8.8%
Other	6.8%

‡	% of Total Investments as of January 31, 2005.
*	Including mortgage-backed securities issued by U.S. Government Agencies, of which 65.4% are not backed by the full faith and credit of the U.S. Government.

4  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2005

CUMULATIVE RETURNS THROUGH JANUARY 31, 2005

$10,000 invested at the Fund’s inception date

MONTH	NET ASSET VALUE	NYSE MARKET VALUE	Lehman Brothers Intermediate Aggregate Bond Index
02/28/1994	10,000.00	10,000.00	10,000.00
03/31/1994	9,631.41	9,800.00	9,802.41
04/30/1994	9,511.22	9,100.00	9,733.97
05/31/1994	9,507.17	8,757.79	9,752.06
06/30/1994	9,322.73	8,515.15	9,745.78
07/31/1994	9,464.59	8,371.41	9,905.29
08/31/1994	9,443.31	8,636.29	9,936.42
09/30/1994	9,454.87	8,388.10	9,828.20
10/31/1994	9,500.19	8,137.62	9,825.87
11/30/1994	9,403.44	8,302.98	9,786.12
12/31/1994	9,247.95	8,278.54	9,835.89
01/31/1995	9,282.17	8,278.54	10,017.16
02/28/1995	9,457.45	8,449.39	10,241.25
03/31/1995	9,435.47	8,513.55	10,296.27
04/30/1995	9,673.61	8,576.38	10,429.94
05/31/1995	9,957.59	9,080.61	10,748.89
06/30/1995	9,970.01	9,034.35	10,817.23
07/31/1995	10,016.92	9,099.30	10,824.93
08/31/1995	10,119.07	9,052.40	10,928.10
09/30/1995	10,239.35	9,119.12	11,013.03
10/31/1995	10,288.01	9,299.48	11,126.92
11/30/1995	10,519.96	9,250.70	11,266.14
12/31/1995	10,735.07	9,318.86	11,392.17
01/31/1996	10,775.90	9,620.50	11,486.15
02/29/1996	10,546.62	9,571.49	11,365.94
03/31/1996	10,616.80	9,345.76	11,314.01
04/30/1996	10,714.90	9,236.87	11,277.27
05/31/1996	10,681.67	9,306.66	11,260.09
06/30/1996	10,781.19	9,256.20	11,392.42
07/31/1996	10,824.11	9,571.56	11,429.21
08/31/1996	10,943.27	9,642.97	11,435.05
09/30/1996	11,219.95	9,777.19	11,606.14
10/31/1996	11,409.54	10,036.52	11,819.23
11/30/1996	11,709.47	10,235.03	11,979.81
12/31/1996	11,678.69	10,668.51	11,908.73
01/31/1997	11,909.45	10,925.58	11,970.47
02/28/1997	12,044.02	11,129.04	11,999.80
03/31/1997	11,834.79	11,075.04	11,906.23
04/30/1997	12,023.01	11,153.70	12,064.58
05/31/1997	12,232.22	11,362.30	12,170.75
06/30/1997	12,422.09	11,505.82	12,293.67
07/31/1997	12,623.42	11,714.24	12,535.86
08/31/1997	12,606.95	11,926.17	12,485.71
09/30/1997	12,758.50	12,139.50	12,635.54
10/31/1997	12,507.91	11,945.97	12,775.80
11/30/1997	12,597.36	12,231.25	12,809.02
12/31/1997	12,746.56	12,502.56	12,916.61
01/31/1998	12,986.45	12,537.68	13,070.32
02/28/1998	13,111.16	12,514.65	13,074.24
03/31/1998	13,181.72	12,385.05	13,121.31
04/30/1998	13,208.28	12,469.16	13,190.85
05/31/1998	13,211.97	12,124.39	13,284.51
06/30/1998	13,126.25	12,063.46	13,361.56
07/31/1998	13,277.61	12,221.28	13,416.34
08/31/1998	12,485.99	11,282.40	13,592.09
09/30/1998	13,108.79	11,811.68	13,862.57
10/31/1998	13,239.83	12,197.00	13,845.94
11/30/1998	13,452.74	12,135.51	13,873.63
12/31/1998	13,460.86	12,070.43	13,930.51
01/31/1999	13,543.58	12,147.32	14,016.88
02/28/1999	13,406.03	11,774.99	13,871.11
03/31/1999	13,769.76	11,943.83	13,970.98
04/30/1999	14,171.69	12,113.26	14,022.67
05/31/1999	13,751.55	12,362.67	13,927.32
06/30/1999	13,610.64	12,455.89	13,913.39
07/31/1999	13,344.62	12,389.99	13,863.30
08/31/1999	13,288.86	11,839.96	13,868.85
09/30/1999	13,692.24	11,773.74	14,040.82
10/31/1999	13,785.03	11,869.50	14,095.58
11/30/1999	13,877.93	11,756.99	14,109.68
12/31/1999	14,054.22	12,339.48	14,067.35
01/31/2000	13,678.58	12,517.72	13,985.76
02/29/2000	13,787.66	12,095.83	14,120.02
03/31/2000	13,831.19	12,280.11	14,271.10
04/30/2000	13,783.07	12,298.50	14,256.83
05/31/2000	13,697.71	12,135.44	14,271.09
06/30/2000	14,264.47	12,947.31	14,547.95
07/31/2000	14,363.86	13,236.31	14,651.24
08/31/2000	14,653.69	13,976.06	14,846.10
09/30/2000	14,891.84	13,980.93	14,990.10
10/31/2000	14,800.95	14,367.48	15,077.05
11/30/2000	14,959.65	13,930.38	15,292.65
12/31/2000	15,399.51	15,238.32	15,561.80
01/31/2001	15,869.61	15,788.83	15,812.34
02/28/2001	15,861.35	16,053.51	15,937.26
03/31/2001	15,881.04	16,243.57	16,044.04
04/30/2001	15,929.65	16,093.75	16,031.21
05/31/2001	16,182.84	16,520.52	16,127.39
06/30/2001	16,291.21	16,869.30	16,175.77
07/31/2001	16,475.15	17,287.38	16,492.82
08/31/2001	16,779.85	17,372.07	16,652.80
09/30/2001	17,010.84	17,263.80	16,902.59
10/31/2001	17,409.53	18,074.63	17,162.89
11/30/2001	17,233.68	18,015.47	16,993.39
12/31/2001	17,172.61	17,609.75	16,911.82
01/31/2002	17,453.10	18,230.07	17,031.89
02/28/2002	17,944.57	18,738.70	17,195.40
03/31/2002	17,730.83	18,593.33	16,966.70
04/30/2002	18,187.99	18,667.48	17,270.41
05/31/2002	18,306.57	19,635.59	17,422.38
06/30/2002	18,152.22	19,902.51	17,574.83
07/31/2002	18,012.94	20,886.28	17,785.73
08/31/2002	18,448.94	20,918.06	17,999.16
09/30/2002	18,351.82	21,161.49	18,240.35
10/31/2002	18,755.99	19,970.44	18,228.55
11/30/2002	18,879.26	20,333.74	18,206.90
12/31/2002	19,278.24	21,455.46	18,519.02
01/31/2003	19,438.80	21,868.00	18,537.49
02/28/2003	19,737.67	22,120.84	18,743.92
03/31/2003	19,848.75	21,318.98	18,754.91
04/30/2003	20,313.85	22,184.67	18,870.94
05/31/2003	20,508.35	22,607.36	19,106.06
06/30/2003	20,533.11	22,277.84	19,110.15
07/31/2003	19,529.54	23,163.25	18,649.95
08/31/2003	19,822.88	22,970.51	18,730.89
09/30/2003	20,530.44	22,775.18	19,145.19
10/31/2003	20,519.83	23,467.24	19,011.32
11/30/2003	20,653.97	23,227.73	19,042.69
12/31/2003	21,046.12	24,440.88	19,225.87
01/31/2004	21,201.07	24,574.88	19,351.50
02/29/2004	21,338.69	24,968.77	19,535.30
03/31/2004	21,533.68	25,506.62	19,661.58
04/30/2004	20,862.94	21,111.41	19,239.76
05/31/2004	20,548.78	21,652.69	19,172.25
06/30/2004	20,958.26	21,289.02	19,273.37
07/31/2004	21,275.40	22,629.73	19,440.63
08/31/2004	21,746.95	24,564.43	19,758.78
09/30/2004	21,832.61	24,852.33	19,791.47
10/31/2004	22,036.83	25,495.96	19,935.86
11/30/2004	22,064.18	24,458.85	19,808.05
12/31/2004	22,333.23	25,937.30	19,945.35
01/31/2005	22,361.61	27,857.28	20,013.83

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on February 24, 1994 and held through January 31, 2005, compared to the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged market index representative of the U.S. taxable fixed income universe. It is not possible to invest directly in the Index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on Fund distributions or (ii) the sale of Fund shares.

à	PIMCO assumed responsibility for portfolio management of the Fund on February 8, 2002.

PORTFOLIO INSIGHTS

•	For the 12-month period ended January 31, 2005, the Fund returned 13.36% based on its NYSE market price and 5.47% based on its net asset value, compared to a 3.42% return for the benchmark Lehman Brothers Intermediate Aggregate Bond Index during the same period.

•	The Fund’s duration positioning during the period was negative for performance, as the change in interest rates was negative for our positions across the curve.

•	Yield curve flattening, as a result of the Fed’s tightening cycle which begun in June of 2004, was a negative for performance as the benefit to the Fund from leverage was reduced.

•	Overweighting fixed rate mortgage securities was positive, as mortgages outpaced comparable Treasuries during the 12-month period.

•	Underweighting to corporate securities detracted from performance, as the sector outperformed Treasuries on a like-duration basis.

•	An allocation to longer maturity emerging market bonds from Brazil, Russia, and Ecuador was positive for returns, as yields spreads narrowed during the period.

•	The Fund incurred net realized and an increase in net unrealized losses primarily as a result of interest rates rising during this latter half of the fiscal year.

January 31, 2005  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  5

Financial Highlights

Selected Per Share Data for the Fiscal Year Ended:	01/31/2005		01/31/2004	01/31/2003	01/31/2002 (a)		01/31/2001
Net asset value beginning of year	$11.41		$11.33	$11.20	$11.14		$10.56
Net investment income (b)	0.82	(c)	0.78	1.01	0.90		0.83
Net realized/unrealized gain (loss) on investments (b)	(0.23	)(d)	0.21	0.13	0.16		0.76
Total income from investment operations	0.59		0.99	1.14	1.06		1.59
Dividends from net investment income	(0.99	)(c)	(0.91)	(1.01)	(1.00)		(1.01)
Net asset value end of year	$11.01		$11.41	$11.33	$11.20		$11.14
Per share market value end of year	$12.88		$12.41	$11.95	$10.90		$10.35
Total Investment Return (e)
Per share market value (f)	13.36%		12.38%	19.96%	15.46%		26.13%
Per share net asset value (g)	5.47%		9.07%	11.38%	10.23%		17.37%
Ratios to Average Net Assets
Operating expenses (excluding interest expense)	1.05%		1.04%	1.15%	1.15	%(h)(i)	1.19%
Total operating expenses	1.06%		1.05%	1.15%	1.15	%(h)(i)	1.19%
Net investment income (b)	7.38%		6.84%	9.02%	8.09	%(j)	7.79%
Supplemental Data
Net assets end of year (000s)	$399,268		$407,099	$395,313	$382,831		$339,872
Portfolio turnover rate	224%		446%	517%	211%		81%

(a)	On January 18, 2002, the Fund acquired all of the assets and liabilities of the Dresdner RCM Global Strategic Income Fund, Inc. in a tax-free exchange valued at $40,985,851.
(b)	As a result of a change in generally accepted accounting principles, the Fund has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the discussion of Swap Agreements in the Notes to the Financial Statements on page 16.
(c)	Net investment income for tax purposes was $0.98 per share. Net investment income for financial reporting purposes was $0.16 per share lower due to the inclusion of losses incurred on paydowns on mortgage-backed securities. Paydown losses are treated as a reduction of net income for financial reporting purposes, but treated as capital losses for tax purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 14, for more information about the difference between amounts determined for financial reporting and tax purposes.
(d)	Net realized and unrealized losses as determined on a tax basis are deferred and do not reduce taxable net investment income.
(e)	Past performance is no guarantee of future results.
(f)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share during the period. Total investment returns exclude the effects of broker commissions.
(g)	Total investment return on net asset value is the combination of reinvested dividend income on ex-date, reinvested capital gains distributions, if any, and changes in net asset value per share during the period.
(h)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.18%.
(i)	Ratio includes merger related expenses of 0.04%.
(j)	Ratio of net investment income to average net assets excluding merger related expenses is 8.13%.

6  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2005  |  See accompanying notes

Statement of Assets and Liabilities

January 31, 2005

Amounts in thousands, except shares and per share amounts

Assets:
Investments, at value	$811,987
Cash	159
Foreign currency, at value	252
Receivable for investments sold	46,165
Unrealized appreciation on forward foreign currency contracts	284
Interest and dividends receivable	4,156
Paydown receivable	23
Unrealized appreciation on swap agreements	89
Other assets	13

863,128

Liabilities:
Reverse repurchase agreement	$16,122
Payable for investments purchased	66,590
Payable for financing transactions	374,172
Unrealized depreciation on forward foreign currency contracts	34
Dividends payable	2,682
Accrued investment advisory fee	269
Accrued administration fee	16
Accrued printing expense	10
Accrued custodian expense	26
Variation margin payable	80
Swap premiums received	2,573
Unrealized depreciation on swap agreements	742
Other liabilities	544

463,860

Net Assets	$399,268

Net Assets Consist of:
Capital stock—authorized 500 million shares, $.0001 par value; outstanding 36,249,837 shares	$5
Paid in capital	427,275
(Overdistributed) net investment income	(1,222)
Accumulated undistributed net realized (loss)	(45,992)
Net unrealized appreciation	19,202

$399,268

Net Asset Value Per Share Outstanding	$11.01

Cost of Investments Owned	$791,030

Cost of Foreign Currency Held	$255

See accompanying notes  |  January 31, 2005  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  7

Statement of Operations

Year Ended January 31, 2005

Amounts in thousands

Investment Income:
Interest	$33,791
Miscellaneous income	1

Total Income	33,792

Expenses:
Investment advisory fees	3,393
Administration fees	200
Transfer agent fees	43
Directors’ fees	139
Printing expense	56
Legal fees	90
Audit fees	29
Custodian fees	152
Interest expense	42
Miscellaneous expense	90

Total Expenses	4,234

Net Investment Income	29,558

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(663)
Net realized (loss) on futures contracts and swaps	(2,874)
Net realized gain on foreign currency transactions	1,277
Net change in unrealized (depreciation) on investments	(3,722)
Net change in unrealized (depreciation) on futures contracts and swaps	(2,272)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(82)

Net (Loss)	(8,336)

Net Increase in Net Assets Resulting from Operations	$21,222

8  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2005  |  See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands, except share amounts

	Year Ended January 31, 2005	Year Ended January 31, 2004
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$29,558	$27,469
Net realized gain (loss)	(2,260)	83
Net change in unrealized appreciation (depreciation)	(6,076)	7,262

Net increase resulting from operations	21,222	34,814

Distributions to Shareholders:
From net investment income	(35,562)	(32,077)

Fund Share Transactions:
Issued as reinvestment of distributions (571,309 and 790,406 shares, respectively)	6,509	9,049

Total Increase (Decrease) in Net Assets	(7,831)	11,786

Net Assets:
Beginning of period	407,099	395,313

End of period *	$399,268	$407,099

* Including (overdistributed) net investment income of:	$(1,222)	$(2,032)

See accompanying notes  |  January 31, 2005  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  9

Schedule of Investments

January 31, 2005

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 1.3%

Banking & Finance 0.6%
Banque Centrale De Tunisie
7.375% due 04/25/2012	$2,000	$2,307
Industrials 0.7%
Petroliam Nasional Bhd.
7.625% due 10/15/2026	2,300	2,874

Total Corporate Bonds & Notes (Cost $4,188)		5,181

U.S. GOVERNMENT AGENCIES 149.9%
Fannie Mae
3.380% due 04/01/2030 (a)	133	137
3.452% due 12/01/2028 (a)	509	523
3.883% due 11/01/2033 (a)	1,843	1,861
3.900% due 02/01/2027 (a)	183	190
3.903% due 09/01/2028 (a)	138	143
4.006% due 02/01/2028 (a)	228	237
4.212% due 11/01/2030 (a)	54	56
4.217% due 11/01/2027 (a)	211	218
4.235% due 10/01/2031 (a)	53	54
4.275% due 10/01/2031 (a)	136	139
4.758% due 02/01/2032 (a)	111	114
4.806% due 08/01/2031 (a)	352	364
4.809% due 03/01/2032 (a)	437	451
5.000% due 05/25/2016 - 04/13/2035 (b)(f)	33,700	33,888
5.000% due 03/17/2020 (f)	138,000	140,199
5.063% due 12/01/2032 (a)	10,881	10,988
5.131% due 09/01/2034 (a)	23,864	24,485
5.310% due 08/25/2033	8,200	8,264
5.500% due 08/25/2014 - 01/13/2035 (b)(f)	36,292	36,993
5.750% due 06/25/2033	100	102
5.807% due 08/25/2043	2,500	2,602
6.000% due 02/25/2017 - 01/25/2044 (b)(f)	12,678	13,089
6.000% due 01/13/2035 (f)	25,000	25,785
6.110% due 12/01/2028 (a)	141	144
6.500% due 12/01/2023 - 06/25/2044 (b)	25,599	26,766
7.000% due 02/01/2015 - 03/25/2045 (b)	25,406	26,800
7.000% due 01/13/2035 (f)	9,800	10,360
7.040% due 03/01/2032 (a)	328	328
7.062% due 02/01/2030 (a)	279	286
7.315% due 12/01/2025 (a)	298	307
7.500% due 10/25/2022 - 06/25/2044 (b)	16,336	17,533
7.750% due 03/01/2031 (a)	91	94
7.815% due 12/01/2030 (a)	259	266
8.000% due 07/19/2030 (a)	6,519	6,962
Federal Housing Administration
7.430% due 06/01/2024	1,961	1,968
Freddie Mac
3.671% due 04/01/2033 (a)	214	216
3.998% due 12/01/2026 (a)	80	82
4.500% due 09/15/2021	929	931
5.000% due 12/15/2007 - 08/12/2034 (b)	10,528	10,551
5.000% due 08/12/2034 (f)	21,500	21,473
5.500% due 03/14/2035 (f)	60,000	61,163
6.000% due 10/15/2012 - 04/01/2033 (b)	5,677	5,932
6.500% due 04/15/2018 - 10/25/2043 (b)	3,357	3,510
6.500% due 09/25/2043 (a)	380	393
7.000% due 06/01/2008 - 10/25/2043 (b)	9,206	9,761
7.500% due 06/01/2025 - 10/25/2043 (b)	20,617	22,152
8.000% due 08/15/2022 - 08/01/2024 (b)	474	506
8.250% due 10/01/2007	49	51
8.500% due 10/01/2030	1,296	1,391
Government National Mortgage Association
5.500% due 03/22/2035 (f)	45,000	46,167
6.500% due 06/20/2032	150	158
7.000% due 02/15/2024 - 03/20/2031 (b)	9,616	10,347
7.500% due 02/15/2006 - 02/15/2028 (b)	3,380	3,637
8.000% due 06/15/2016 - 11/15/2022 (b)	405	442
8.500% due 10/15/2016 - 02/15/2031 (b)	87	96
Small Business Administration
4.754% due 08/01/2014	2,000	2,017
6.300% due 07/01/2013 - 06/01/2018 (b)	2,036	2,150
6.400% due 08/01/2013	560	584
7.449% due 08/01/2010	539	582
7.540% due 08/10/2009	1,217	1,313

Total U.S. Government Agencies (Cost $598,236)		598,301

MORTGAGE-BACKED SECURITIES 21.8%
Countrywide Home Loan
6.000% due 11/25/2026	10,000	10,270
7.500% due 11/25/2034	9,138	9,805
DLJ Commercial Mortgage Corp.
7.340% due 10/10/2032	1,500	1,695
GSMPS Mortgage Loan Trust
7.500% due 06/19/2027	362	380
8.000% due 09/20/2027	5,033	5,407
Nomura Asset Acceptance Corp.
7.500% due 03/25/2034	1,462	1,569
7.000% due 10/25/2034	8,686	9,160
7.500% due 10/25/2034	26,057	27,995

10  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2005  |  See accompanying notes

	Principal Amount (000s)		Value (000s)
Residential Asset Mortgage Products, Inc.
7.000% due 10/25/2016 (e)		$11,035	$11,545
8.500% due 10/25/2031 (e)		4,575	4,800
8.500% due 11/25/2031		4,287	4,543

Total Mortgage-Backed Securities (Cost $87,899)			87,169

ASSET-BACKED SECURITIES 0.9%
Long Beach Mortgage Loan Trust
4.180% due 03/25/2032 (a)		3,499	3,459

Total Asset-Backed Securities (Cost $3,460)			3,459

SOVEREIGN ISSUES 17.9%
Republic of Brazil
11.500% due 03/12/2008		2,500	2,934
8.000% due 04/15/2014		3,064	3,157
10.125% due 05/15/2027		3,038	3,395
12.250% due 03/06/2030		9,580	12,406
Republic of Chile
7.125% due 01/11/2012		2,000	2,306
Republic of Ecuador
12.000% due 11/15/2012		8,000	8,286
8.000% due 08/15/2030 (a)		212	198
Republic of Panama
8.250% due 04/22/2008		2,000	2,210
9.375% due 07/23/2012		3,325	3,912
Republic of Peru
9.125% due 02/21/2012		10,000	11,550
Republic of Ukraine
7.650% due 06/11/2013		500	550
Russian Federation
11.000% due 07/24/2018		2,680	3,824
12.750% due 06/24/2028		3,227	5,443
5.000% due 03/31/2030 (a)		4,437	4,676
United Mexican States
8.625% due 03/12/2008		395	445
9.875% due 02/01/2010		5,180	6,353

Total Sovereign Issues (Cost $52,640)			71,645

FOREIGN CURRENCY-DENOMINATED ISSUES (i) 4.6%
Republic of Germany
4.750% due 07/04/2008	EC	6,500	9,031
United Mexican States
8.000% due 07/23/2008	DM	12,100	9,292

Total Foreign Currency-Denominated Issues (Cost $16,695)			18,323

SHORT-TERM INSTRUMENTS 7.0%
Commercial Paper 5.0%
Fannie Mae
2.464% due 04/06/2005		400	398
2.470% due 04/06/2005		2,000	1,991
2.525% due 04/20/2005		11,000	10,937
Freddie Mac
2.570% due 04/26/2005		1,500	1,491
General Electric Capital Corp.
2.660% due 04/28/2005		3,300	3,279
General Motors Acceptance Corp.
2.404% due 03/22/2005		2,000	1,993

			20,089

Repurchase Agreements 0.5%
Credit Suisse First Boston
2.380% due 02/01/2005 (Dated 01/31/2005. Collateralized by U.S. Treasury Note 4.250% due 11/15/2013 valued at $822. Repurchase proceeds are $800.)		800	800
State Street Bank
1.900% due 02/01/2005 (Dated 01/31/2005. Collateralized by Freddie Mac 2.875% due 09/15/2005 valued at $1,292. Repurchase proceeds are $1,265.)		1,265	1,265

			2,065

U.S. Treasury Bills 1.5%
2.176% due 03/03/2005 - 03/17/2005 (b)(c)(g)		5,770	5,755

Total Short-Term Instruments (Cost $27,911)			27,909

Total Investments (d) 203.4% (Cost $791,030)			$811,987

Other Assets and Liabilities (Net) (103.4%)			(412,719)

Net Assets 100.0%			$399,268

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.

(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c)	Securities with an aggregate market value of $3,491 have been pledged as collateral for swap contracts at January 31, 2005.

(d)	As of January 31, 2005, portfolio securities with aggregate market value of $21,770 were valued with reference to securities whose prices are more readily obtainable.

See accompanying notes  |  January 31, 2005  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  11

Schedule of Investments (Cont.)

January 31, 2005

(e)	On January 31, 2005, securities valued at $16,345 were pledged as collateral for reverse repurchase agreements.

(f)	Security, or portion thereof, subject to financing transaction.

(g)	Securities with an aggregate market value of $1,267 have been segregated with the custodian to cover margin requirements for the following open futures contracts at January 31, 2005:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 30-Year Bond Short Futures	03/2005	428	$(1,364)

(h)	Swap agreements outstanding at January 31, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	3-month USD-LIBOR	Pay	4.570%	01/27/2015	$12,000	$62
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	4.000%	06/15/2007	8,300	27
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	6.000%	06/15/2025	25,000	(742)

						$(653)

(i)	Forward foreign currency contracts outstanding at January 31, 2005:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EC	14,152	02/2005	$284	$0	$284
Buy	JY	422,122	03/2005	0	(34)	(34)

				$284	$(34)	$250

12  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2005  |  See accompanying notes

Notes to Financial Statements

January 31, 2005

1. General Information

The PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations on February 24, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as a closed-end, non-diversified investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is RCS. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Effective June 1, 2004, the net asset value per share (NAV) is determined on each business day as of 4:00 p.m. Eastern Time. Prior to June 1, 2004, NAV was determined as of 4:15 p.m., Eastern Time, no less frequently than Thursday of each week (except where such Thursday was not a business day, then the first business day immediately succeeding such Thursday). The NAV’s are now available on the website maintained by PIMCO on behalf of the Fund at www.rcsfund.com, by clicking on the Daily NAV link. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date.

Borrowing Under Mortgage Dollar Rolls and Forward Commitments. The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At January 31, 2005, there were $374,171,879 in dollar roll commitments.

January 31, 2005  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  13

Notes to Financial Statements (Cont.)

January 31, 2005

Leverage. The Fund is authorized to borrow funds and utilize leverage subject to certain limitations under the Act. The Fund’s ability to use leverage creates an opportunity for increased net income, but at the same time poses special risks. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of mortgage-dollar rolls, when-issued, delayed-delivery or forward commitment transactions. The use of leverage increases the overall duration risk of the Fund, and creates an increased sensitivity of the Fund to rising short-term interest rates. The use of leverage, which is generally the economic equivalent of borrowing to purchase securities, thus creates risks of greater volatility of the net asset value and market value of Fund shares. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing has not been used, reducing the amount available for distribution to shareholders. Yield curve flattening reduces the potential benefits to the Fund from borrowing. Conversely, a steep yield curve increases the potential benefit to the Fund from borrowing.

Dividends and Distributions to Shareholders. The Fund intends to distribute all or a portion of its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gain may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions paid during a fiscal period may differ significantly from the net investment income and realized capital gain reported in a Fund’s annual financial statements presented under GAAP.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

Currency symbols utilized throughout reports are defined as follows:

DM	–	German Mark
EC	–	Euro
JY	–	Japanese Yen

Forward Currency Transactions. The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency

14  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2005

contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Guarantees and Indemnifications. Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Options Contracts. The Fund may write (sell) call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

January 31, 2005  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  15

Notes to Financial Statements (Cont.)

January 31, 2005

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, and that it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowing by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements. The average amount of borrowings outstanding during the period ended January 31, 2005 was $8,861,912 at a weighted average interest rate of 2.32%.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate swap agreements to manage their exposure to interest rates.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Fund are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Fund has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statements of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statements of Changes in Net Assets is as follows:

	01/31/2005	01/31/2004	01/31/2003	01/31/2002	01/31/2001
Net Investment Income Increase (Decrease)	$14,063	$78,400	$0	$(2,197,948)	$(3,767,560)
Net Realized Gain/Loss Increase (Decrease)	(17,063)	(78,400)	0	2,088,073	3,919,362
Net Change in Unrealized Gain/Loss Increase (Decrease)	3,000	0	0	109,875	(151,802)

The effect of the reclassification on the Financial Highlights is as follows:

	01/31/2005	01/31/2004	01/31/2003	01/31/2002	01/31/2001
Net Investment Income (Decrease)	$0.00	$0.00	$0.00	$(0.07)	$(0.12)
Net Realized/Unrealized Gain on Investments Increase	0.00	0.00	0.00	0.07	0.12
Ratio of Net Investment Income to Average Net Assets Increase (Decrease)	0.00%	0.02%	0.00%	(0.65)%	(1.16)%

16  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2005

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate of 0.85% based on average weekly net assets of the Fund during the month.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a monthly administrative fee at an annual rate of 0.05% based on average weekly net assets of the Fund during the month.

Expenses. The Fund is responsible for the following expenses: (i) independent auditors’ fees; (ii) printing fees; (iii) transfer agent fees; (iv) custody and accounting fees; (v) taxes and governmental fees; (vi) brokerage fees and commissions and other portfolio transaction expenses; (vii) the costs of borrowing money, including interest expenses and bank overdraft charges; (viii) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund (each an “Independent Director”), and any counsel retained exclusively for their benefit; (ix) legal fees; (x) extraordinary expenses, including costs of litigation and indemnification expenses.

Each Independent Director receives from the Fund an annual retainer of $10,000, plus $2,000 for regular meeting of the Board of Directors, $1,500 for each special meeting of the Board, and $1,000 for each committee meeting, in each case attended either in person or telephonically, plus reimbursement related expenses.

4. Purchases and Sales of Securities

The length of time the Fund has held a particular security is not generally a consideration in PIMCO’s investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended January 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		Non-U.S. Government/Agency
Purchases	Sales	Purchases	Sales
$6,468,325	$6,488,567	$162,143	$61,905

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 01/31/2004	$2,536
Sales	0
Closing Buys	0
Expirations	(2,536)

Balance at 01/31/2005	$0

January 31, 2005  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  17

Notes to Financial Statements (Cont.)

January 31, 2005

6. Federal Income Tax Matters

As of January 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
$ 658	$0	$(2,272)	$0	$(45,604)	$(1,739)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures, foreign currency transactions, swap contracts, and tax straddle deferrals.
(2)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2004 through January 31, 2005 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of January 31, 2005, the Fund had accumulated capital losses expiring in the following years (amounts in thousands):

Expiration of Accumulated Capital Losses
2006	2008		2009	2012	2013
$1,736	$3,440	(4)	$28,488	$2,188	$9,752

(4)	Represents acquired capital loss carryovers which may be limited under current tax law.

As of January 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
$791,042	$25,078	$(4,133)	$20,945

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals for federal income tax purposes.

For the fiscal year ended January 31, 2005, the Fund made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
$35,562	$0	$0

The Fund did not distribute capital gains during the fiscal year due to accumulated capital losses. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

18  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2005

7. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PA Distributors LLC (“PAD”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”) and PIMCO: Multi-Manager Series (the “MMS Funds”), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser to any registered investment company, including the Fund. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, a putative class action lawsuit captioned Charles Mutchka et al. v. Brent R. Harris, et al., filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities and that are sponsored by PIMCO and certain of its affiliates is currently pending in the federal district court for the Central District of California. The plaintiff alleges that fund trustees, investment advisers and affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages. PIMCO believes that the claims made in the lawsuit against PIMCO and its affiliates are baseless, and PIMCO intends to vigorously defend the lawsuit. PIMCO believes a decision, if any, against the defendants is not likely to have a material adverse effect on the Fund or on the ability of PIMCO to perform its investment advisory services relating to the Fund.

None of the aforementioned complaints alleges that any improper activity took place in the Fund. PIMCO believes that these developments will not have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services on behalf of the Fund.

January 31, 2005  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  19

Report of Independent Registered Public Accounting Firm

To the Directors and Shareholders of PIMCO Strategic Global Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights presents fairly, in all material respects, the financial position of PIMCO Strategic Global Government Fund, Inc. (hereinafter referred to as the “Fund”) at January 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2005 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

March 29, 2005

20  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2005

Privacy Policy (Unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any mutual fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Implementation of Procedures

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

This Privacy Policy applies to the following entities: PA Fund Management LLC, Pacific Investment Management Company LLC, PEA Capital LLC, Cadence Capital Management, NFJ Investment Group, PA Distributors LLC, PIMCO Funds: Multi-Manager Series, PIMCO Funds: Pacific Investment Management Series, PIMCO Specialty Markets, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

January 31, 2005  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  21

Dividend Reinvestment Plan (Unaudited)

What is the Dividend Reinvestment Plan for the Fund?

The Dividend Reinvestment Plan (the “Plan”) offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. EquiServe Trust Co., N.A. acts as the Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, EquiServe (the “Plan Agent”) will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

22  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2005

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by EquiServe Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Strategic Global Government Fund, Inc.

c/o EquiServe Trust Co., N.A.

P.O. Box 43011

Providence, RI 02940-3011

Telephone: 800-426-5523

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to EquiServe Trust Co., N.A. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

January 31, 2005  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  23

2004 Shareholder Meeting Results (Unaudited)

The Fund’s annual shareholders meeting was held on June 15, 2004. The result of votes taken among shareholders on the proposals presented at the meeting are listed below:

Proposal 1

To re-elect two Directors to the Board of Directors of the Fund.

	# of Shares Voted	% of Shares Voted
Francis E. Lundy
For	34,296,557	99.0%
Withheld	350,643	1.0%
Total	34,647,200	100.0%

Gregory S. Young
For	34,218,924	98.8%
Withheld	428,276	1.2%
Total	34,647,200	100.0%

Brent R. Harris, Carter W. Dunlap, Jr., and James M. Whitaker continued in office as Directors.

24  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2005

Management of the Fund (Unaudited)

The chart below identifies the Directors and Officers of the Fund. Each “interested” Director as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Directors of the Fund

Name, Age and Position Held with Trust	Term of Office** and length of time served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Directors

Francis E. Lundy 67 Director	Since 2/94	Chairman and President, Technical Instrument-San Francisco. Formerly, Vice President, Zygo Corporation (technology manufacturing and sales).	1	Director, Industrialex Manufacturing Corp. (coating and application techniques for electronics industry).

James M. Whitaker 62 Director, Vice Chairman of the Board	Since 2/94	Attorney at Law, sole practitioner.	1	None

Gregory S. Young 47 Director	Since 3/01	Principal, Teton Capital Management (private equity venture capital).	1	None

Carter W. Dunlap, Jr. 49 Director	Since 6/02	Principal, Dunlap Equity Management (investment advisory).	1	None

Interested Director

Brent R. Harris* 45 Director, Chairman, President	Since 2/02	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS Management Inc., Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

*	Mr. Harris is an “Interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Term of office is 3 years.

January 31, 2005  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  25

Management of the Fund (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office *** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers

Mohan V. Phansalkar 41 Chief Legal Officer	Since 8/03	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Jennifer E. Durham 34 Chief Compliance Officer	Since 7/04	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities & Exchange Commission, Pacific Regional Office.

R. Wesley Burns 45 Senior Vice President	Since 2/02	Director, PIMCO. Formerly, Managing Director, PIMCO.

Mohamed El-Erian 46 Senior Vice President	Since 2/02	Managing Director, PIMCO. Formerly, Managing Director, Salomon Smith Barney/Citibank.

Pasi Hamalainen 37 Senior Vice President	Since 2/02	Managing Director, PIMCO.

Daniel J. Ivascyn 35 Senior Vice President	Since 2/02	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Jeffrey M. Sargent 42 Senior Vice President	Since 2/02	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen 34 Vice President	Since 2/02	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen 45 Vice President	Since 2/02	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn 58 Secretary	Since 2/02	Paralegal, PIMCO. Formerly, Specialist, PIMCO.

John P. Hardaway 47 Treasurer	Since 2/02	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown 37 Assistant Treasurer	Since 2/02	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers, LLP.

*** The officers of the Fund are re-appointed by the Board of Directors.

26  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2005

OTHER INFORMATION

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

EquiServe Trust Company, N.A.

P.O. Box 43011

Providence, Rhode Island 02940

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO STRATEGIC GLOBAL

GOVERNMENT FUND, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

3675-AR-05

Item 2.	Code of Ethics

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert

	(a)(1)	The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert,” as such term is defined in the instructions to this Item 3, serving on its audit oversight committee (the “Audit Committee”).

	(a)(2)	The audit committee financial expert is Gregory S. Young. Mr. Young is independent as defined in the instructions to Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

	Fiscal Year Ended	Audit Fees
	January 31, 2005	$25,300
	January 31, 2004	$26,221

	Includes aggregate fees billed for professional services rendered for the audit of the Fund’s annual financial statements and services normally provided in connection with statutory or regulatory filings or engagements by the Fund for the relevant fiscal year.

(b)	Audit-Related Fees

	Entity	January 31, 2005	January 31, 2004
	PIMCO Strategic Global Government Fund, Inc.[1]	$11,413	$8,075
	Pacific Investment Management Company LLC[2]	$112,064	$97,436

	(1) Includes aggregate fees billed for review of the Fund’s semi-annual report to shareholders. (2) Includes aggregate fees billed for AIMR verification services and other regulatory review.

(c)	Tax Fees

	Entity	January 31, 2005	January 31, 2004
	PIMCO Strategic Global Government Fund, Inc.[1]	$2,460	$2,270
	Pacific Investment Management Company LLC[2]	$0	$14,519

	(1) Includes aggregate fees billed for review of the Fund’s tax return. (2) Includes aggregate fees billed for tax compliance advice and other tax consulting.

(d)	All Other Fees

	Entity	January 31, 2005	January 31, 2004
	PIMCO Strategic Global Government Fund, Inc.	$ 0	$ 0
	Pacific Investment Management Company LLC[2]	$69,921	$35,626

	(2) Includes aggregate fees billed for review of PIMCO’s investment advisor SAS 70 review.

(e)	Pre-approval Policies and Procedures

	(1) The Audit Committee is required to pre-approve all audit services and permitted non-audit services provided to the Fund by PwC or any other independent public accountant engaged by the Fund (the “Auditor”). The Audit Committee must also pre-approve any engagement of the Auditor to provide permitted non-audit services to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund (entities in (i) and (ii), hereinafter “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”). At each quarterly meeting of the Audit Committee, the Audit Committee considers and pre-approves a list of permitted non-audit services that may be provided by the Auditor to the Fund or its Service Affiliates prior to the Audit Committee’s next meeting.

	There is an exception to the foregoing pre-approval requirement for non-audit services, which would apply only if certain conditions are met, including that (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Services Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and (iii) each such service is promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit.

	(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	Fiscal Year Ended January 31, 2005	Fiscal Year Ended January 31, 2004

	PIMCO Strategic Global Government Fund, Inc.	$13,873	$10,345
	Pacific Investment Management Company LLC	$181,985	$147,581

	Totals	$195,858	$157,926

(h)	The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund which were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are:

Carter W. Dunlap, Jr.

Francis E. Lundy

Gregory S. Young

James M. Whitaker

Item 6.	Schedule of Investments. The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pacific Investment Management Company LLC (“PIMCO”), the Fund’s investment advisor, has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A copy of the Proxy Policy is attached as an exhibit herewith.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not yet applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Registrant Purchases of Equity Securities

Period	(a) Total Number of Shares(or Units) Purchased*	(b) Average Price Paid per Share (or Unit)	(c ) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs*		(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (August 1, 2004-August 31, 2004)	56,694.00	$11.13	56,694.00	(2)	N/A
Month #2 (September 1, 2004-September 30, 2004)	55,960.20	$11.18	55,960.20	(2)	N/A
Month #3 (October 1, 2004-October 31, 2004)	53,943.85	$11.48	53,943.85	(1)	N/A
Month #4 (November 1, 2004-November 30, 2004)	54,712.32	$11.17	54,712.32	(2)	N/A
Month #5 (December 1, 2004-December 31, 2004)	54,025.22	$11.19	54,025.22	(2)	N/A
Month #6 (January 1, 2005-January 31, 2005)	124,762.33	$11.44	124,762.33	(1)	N/A
Total	400,097.92	$67.59	400,097.92		N/A
*	Shares purchased include purchases made at NAV as well as open market by the agent of the Fund’s Dividend Reinvestment

Plan pursuant to such plan.
(1) Purchased from original issue at 95% of market price.
(2) Purchased from original issue at NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Directors has adopted the following procedures by which shareholders may recommend nominees to the Fund’s Board of Directors for consideration by the Nominating Committee:

Procedures and Eligibility Requirements for

Shareholder Submission of Nominee Candidates

A.	Nominee Requirements

Director nominees recommended by shareholders for consideration by the Fund’s Nominating Committee must fulfill the following requirements:

1.	The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

2.	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

3.	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

4.	The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

5.	The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

6.	The nominee must not be an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

B.	Nominating Shareholder or Shareholder Group Requirements

The nominating shareholder or shareholder group must meet the following requirements:

1.	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

2.	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iii) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

C.	Deadlines and Limitations

A nominating shareholder or shareholder group may not submit more nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next annual meeting of the Fund, as set forth in Article II, Section 15 of the Fund Amended Bylaws.

D.	Making a Submission

Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s Amended Bylaws (Article II, Section 15) as indicated in part C, above, and include:

(i) a statement in writing setting forth:

(A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”);

(B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate;

(C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund);

(D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination;

(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

(iii) the recommending shareholder’s name as it appears on the Fund’s books;

(iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and

(v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Unless otherwise specified herein, please refer to the Securities Exchange Act of 1934 and regulations thereunder for interpretations of terms used herein.

Item 11.	Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Fund in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the Fund’s most recent fiscal half-year (the Fund’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Exhibit 99. CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(2)	Exhibit 99.CERT—Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.CERT—Certification of Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906CERT—Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(3)	Exhibit 99—Proxy Voting Policies and Procedures.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Global Government Fund, Inc.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President, Principal Executive Officer

Date:	April 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President, Principal Executive Officer

Date:	April 8, 2005

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	April 8, 2005